SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 31, 2003

(March 25, 2003)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer
identification no.)

One State Street Plaza	10004
New York, New York	(Zip code)
(Address of principal executive offices)

(212) 668-0340

(Registrant’s telephone number, including area code)

Page 1 of 4 Pages

Index to Exhibits on Page 4

Item 5.    Other Events

On March 25, 2003, Ambac Financial Group, Inc. (the “Company”) announced it will redeem the total principal amount of its 7.08% Debentures due March 31, 2098 at a redemption price of 100% of principal amount, plus accrued interest.

On March 25, 2003, the Company issued the attached press release, filed herewith as Exhibit 99.1, and incorporated herein by reference.

On March 27, 2003, the Company sent the attached Notice of Redemption to holders of the Debentures, filed herewith as Exhibit 99.2, and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit Number	Description

99.1	Press Release of Ambac Financial Group, Inc. dated March 25, 2003.

99.2	Notice of Redemption, dated March 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 31, 2003

Ambac Financial Group, Inc.
(Registrant)

By:	/S/ THOMAS J. GANDOLFO
Thomas J. Gandolfo
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release, dated March 25, 2003, with respect to the redemption of the Company’s 7.08% Debentures due March 31, 2098.

99.2	Notice of Redemption, dated March 27, 2003.